UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 6, 2013

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10253	41-1591444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices, including Zip Code)

(952) 745-2760

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 MIP

On March 6, 2013, TCF Financial Corporation (“TCF”) entered into 2013 Management Incentive Plan - Executive (“2013 MIP”) agreements with certain executive officers, including the named executive officers employed by TCF.  The 2013 MIP is effective for services beginning on January 1, 2013, and was approved by the Compensation Committee (the “Committee”) pursuant to the TCF Performance-Based Compensation Policy for Covered Executive Officers (the “Performance-Based Plan”). Under the 2013 MIP, participants are eligible to receive a cash incentive not to exceed 200% of their base salary (as in effect on January 24, 2013) based on the following:

•      Pre-tax, Pre-Provision Return on Assets (“PPROA”) (100%).  Each participant is eligible to receive a cash incentive award in an amount not to exceed:

•       50% of his or her base salary if TCF’s PPROA for 2013 is in the second quartile of TCF’s 2013 Peer Group; or

•       100% of his or her base salary if TCF’s PPROA for 2013 is in the first quartile of TCF’s 2013 Peer Group.

•      Non-Performing Assets (“NPA”) and Provision for Loan and Lease Losses (“PLL”) (100%).  Each participant is eligible to receive a cash incentive award in an amount not to exceed:

•      100% of his or her base salary if both TCF’s NPA and PLL at or for the year ended December 31, 2013 are lower than at or for the year ended December 31, 2012; or

•      50% of his or her base salary if either TCF’s NPA or PLL at or for the year ended December 31, 2013 is lower than at or for the year ended December 31, 2012.

In the event that the amended and restated Performance-Based Plan is not approved by stockholders at TCF’s 2013 Annual Meeting of Stockholders, participants will be eligible to receive a cash incentive not to exceed 200% of their base salary based on Net Income for 2013 exceeding 2012 Net Income (in each case calculated as provided in the Performance-Based Plan) by at least 15%.

Awards under the 2013 MIP are subject to the discretion of the Committee to reduce the size of the award based on subjective individual performance, including, in the event that the amendments to the Performance-Based Plan are not approved by stockholders, those criteria set forth above related to PPROA, NPA and PLL. Incentive awards paid under the 2013 MIP are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The foregoing description of the 2013 MIP is qualified in its entirety by reference to the full text of the form of the 2013 MIP which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibit

Exhibit No.	Description of Exhibit
10.1	Form of 2013 Management Incentive Plan - Executive as executed by certain executives of TCF

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ William A. Cooper
William A. Cooper, Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ Michael S. Jones
Michael S. Jones, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Susan D. Bode
Susan D. Bode, Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated:  March 12, 2013

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